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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 9, 2005
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                   001-31810                    22-3720962
    (State or other         (Commission File Number)          (IRS Employer
      jurisdiction                                          Identification No.)
   of incorporation)


 55 MADISON AVENUE, SUITE 300, MORRISTOWN NJ                   07960
   (Address of principal executive offices)                 (Zip Code)



                                 (973) 290-0080
              (Registrant's telephone number, including area code)

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On  February  9,  2005,  Access  Integrated  Technologies,  Inc.,  a
Delaware corporation (the "Company"), entered into a Securities Purchase Agreement (the "Purchase Agreement") with a limited number of accredited investors ("Purchasers") in a private placement exempt from the registration requirements under the Securities Act of 1933, as amended (the "Private Placement"). In connection with the Purchase Agreement, the Company has agreed to sell for an aggregate amount of $7,600,000, prior to the placement agent's fee and various other expenses, unsecured convertible debentures ("Debentures") convertible into, and warrants ("Initial Warrants") exercisable for, up to 2,427,519 shares of the Company's Class A Common Stock ("Common Stock"). In addition to the Debentures and Warrants to be sold by the Company, pursuant to the terms and conditions of the Debentures, the Company may also issue to the Purchasers from time to time additional shares of Common Stock (a) as payment of interest due on the Debentures ("Interest Shares") or (b) upon the exercise of additional warrants exercisable for shares of Common Stock, which additional warrants may be issued by the Company upon redemption of the Debentures ("Redemption Warrants"). The Company intends to use the net proceeds of the Private Placement for capital investments (including a contemplated acquisition and costs associated with acquisition related expenses and capital improvements) and to provide working capital for general corporate purposes.

            In connection with the Private Placement, the Company will enter into a Registration Rights Agreement ("Registration Rights Agreement") with the Purchasers, in which the Company will agree to file a registration statement within an ascribed period of time (x) following the closing of the Private Placement and (y) following the issuance of the Interests Shares or Redemption Warrants, covering resales from time to time of the Purchasers' shares of Common Stock issued or issuable pursuant to the Private Placement, as further provided in such agreement.

            Additionally, in connection with the Purchase Agreement, certain subsidiaries of the Company have agreed to guarantee the obligations of the Company under the Debentures pursuant to a Subsidiary Guarantee, a form of which is filed herewith as Exhibit 4.20 hereto, and is incorporated herein by reference.

            A copy of the Purchase Agreement is filed herewith as Exhibit 2.10 hereto and is incorporated herein by reference. Forms of each of the Debenture, Warrant and Registration Rights Agreement, which documents are to be executed at the consummation of the Private Placement, are filed herewith as Exhibit 4.21,
Exhibit 4.22 and Exhibit 4.23 hereto, respectively, and are incorporated herein by reference.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On February 10, 2005, the Company issued a press release announcing the execution of the Purchase Agreement, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


     (c)   EXHIBITS.

     2.10 Securities Purchase Agreement, dated as of February 9, 2005 among the Company and the several investors party thereto.

     4.20 Form  of   Subsidiary   Guarantee   to  be  entered  into  by  certain
          subsidiaries of the Company pursuant to the Purchase Agreement

     4.21 Form of Debenture to be issued to the Purchasers pursuant to the Purchase Agreement

     4.22 Form of Warrant to be issued to the Purchasers pursuant to the Purchase Agreement

     4.23 Form of Registration Rights Agreement, among the Company and the Purchasers

     99.1 Press Release of the Company, dated February 10, 2005




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                    ACCESS INTEGRATED TECHNOLOGIES, INC.



                                    By: /s/ A. Dale Mayo
                                        ------------------------------------
                                        Name:  A. Dale Mayo
                                        Title: President and Chief Executive
                                               Officer

                                    Dated: February 10, 2005


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                                  EXHIBIT INDEX


     2.10 Securities Purchase Agreement, dated as of February 9, 2005 among the Company and the several investors party thereto.

     4.20 Form  of   Subsidiary   Guarantee   to  be  entered  into  by  certain
          subsidiaries of the Company pursuant to the Purchase Agreement

     4.21 Form of Debenture to be issued to the Purchasers pursuant to the Purchase Agreement

     4.22 Form of Warrant to be issued to the Purchasers pursuant to the Purchase Agreement

     4.23 Form of Registration Rights Agreement, among the Company and the Purchasers

     99.1 Press Release of the Company, dated February 10, 2005